Exhibit 10.13

Schedule of Omitted Documents

of CNL Healthcare Trust, Inc.

Described below are lease agreements which have not been filed as exhibits to this Post-effective Amendment No. One pursuant to Instruction 2 of Item 601 of Regulation S-K. These documents are substantially identical in all material respects to exhibit 10.8 to this Post-effective Amendment No. One.

Primrose Retirement Community of Casper, Casper, Wyoming, Lease Agreement dated as of February 16, 2012 between CHT Casper WY Senior Living, LLC and TSMM Management, LLC

Primrose Retirement Community of Grand Island, Grand Island, NE, Lease Agreement dated as of February 16, 2012 between CHT Grand Island NE Senior Living, LLC and TSMM Management, LLC

Sweetwater Retirement Community, Billings, Montana, Lease Agreement dated as of February 16, 2012 between CHT Billings MT Senior Living, LLC and TSMM Management, LLC

Primrose Retirement Community of Mansfield, Mansfield, OH, Lease Agreement dated as of February 16, 2012 between CHT Mansfield OH, LLC and TSMM Management, LLC

Described below are mortgages which have not been filed as exhibits to this Post-effective Amendment No. One pursuant to Instruction 2 of Item 601 of Regulation S-K. These documents are substantially identical in all material respects to exhibit 10.12 to this Post-effective Amendment No. One.

Open-end Mortgage, Assignment of Rents, Security and Fixture Filing dated as of February 16, 2012 by CHT Casper WY Senior Living, LLC, Borrower, to Keybank National Association, Mortgagee

Open-end Mortgage, Assignment of Rents, Security and Fixture Filing dated as of February 16, 2012 by CHT Grand Island NE Senior Living, LLC Borrower, to Keybank National Association, Mortgagee

Open-end Mortgage, Assignment of Rents, Security and Fixture Filing dated as of February 16, 2012 by CHT Billings MT Senior Living, LLC, LLC, Borrower, to Keybank National Association, Mortgagee

Open-end Mortgage, Assignment of Rents, Security and Fixture Filing dated as of February 16, 2012 by CHT Mansfield OH Senior Living, LLC Borrower, to Keybank National Association, Mortgagee